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                                                                   EXHIBIT 10.20

                              GUARANTY AGREEMENT


     THIS GUARANTY AGREEMENT ("Guaranty"), dated as of November 21, 1997, is made by CLIMACHEM, INC., an Oklahoma corporation ("Guarantor"), in favor of CIT GROUP/EQUIPMENT FINANCING, INC., a New York corporation ("CIT").

     A. Guarantor hereby requests CIT to enter into an amendment of the loans owing by DSN Corporation ("Debtor") to CIT and the termination of the existing guaranty of LSB Industries, Inc.

     B. It is in the direct interest of, and benefit to, Guarantor, because of the intercorporate or business relations between Guarantor and Debtor, to guarantee the payment and performance of all of Debtor's Obligations (as defined below) to CIT, and Guarantor will derive substantial economic benefits from the relationship between CIT and Debtor.

     C. CIT's willingness to make the loan modifications and terminate LSB's guaranty is conditional upon, among other things, Guarantor's execution and delivery of this Guaranty to CIT.

     In consideration of the foregoing facts and for other valuable consideration, Guarantor hereby agrees as follows:

     1.   Guaranty.
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          1.1  Guarantor, hereby unconditionally and irrevocably guarantees to
CIT and its successor, transferees and assigns (a) the prompt and complete payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and indebtedness of Debtor to CIT ("Obligations"), now existing or hereafter incurred, arising out of or in connection with any loan agreements, promissory notes or other documents or agreements between Debtor and CIT, and (b) the due and punctual performance and observance, strictly in accordance with the terms of any such loan agreements or promissory notes by Debtor, of each of the material terms, conditions, covenants agreements and indemnities of Debtor thereunder, and if for any reason whatsoever Debtor shall fail to do so, Guarantor shall promptly perform and observe the same. Guarantor further agrees to pay any and all out-of-pocket costs and expenses, including reasonable attorney's fees, which may be paid or incurred by CIT in collecting from Debtor or Guarantor any or all of the Obligations and/or in enforcing any rights hereunder.

          1.2 The obligations of Guarantor under this Guaranty shall be continuing, absolute and unconditional under any and all circumstances and shall be paid or performed by Guarantor regardless of (a) the validity, legality or enforceability of any loan agreement or promissory note by Debtor in favor of CIT, any of the Obligations or any collateral security or other guaranty therefor at any time or from time to time held by CIT; (b) any
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defense, offset or counterclaim which may at time be available to, or asserted by, Debtor or Guarantor against CIT; or (c) any other event or circumstance which may constitute, or might be construed to constitute, an equitable or legal discharge or a surety or a guarantor, it being the purpose and intent of Guarantor that this Guaranty and Guarantor's obligations hereunder shall remain in full force and effect and be binding upon Guarantor and its successors until the Obligations and any obligations of Guarantor under this Guaranty shall have been satisfied by final payment in full.

          1.3 Guarantor hereby consents, without the necessity of any reservation of rights against Guarantor and without notices to or assent by Guarantor that (a) any demand for payment of any of the Obligations made by CIT may be rescinded by CIT and any of the Obligations continued; (b) the Obligations, or the liability of any party upon or for any part thereof, or any collateral security documents or guaranty therefor, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, settled, compromised, subordinated, waived, surrendered or released by CIT; (c) any loan agreement or any promissory note by Debtor in favor of CIT, any collateral, security documents or other guaranties or documents in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as CIT may deem advisable from time to time; and (d) any collateral securing the payment of the Obligations may be sold, exchanged, waived, surrendered or released, Guarantor remaining bound hereunder notwithstanding the occurrence of any of the foregoing. CIT shall not have any duty to protect, secure, perfect or insure any collateral securing the payment of the Obligations. This is a guaranty of payment and performance, and not merely of collection. Guarantor waives any requirement that CIT make any demand, commence suit or exercise any other right or remedy under any loan agreement by Debtor in favor of CIT prior to enforcing its rights against Guarantor hereunder. Guarantor waives diligence, presentment, protest, demand for payment and/or notice of default or non-payment to or upon Debtor or Guarantor with respect to the Obligations. Guarantor waives any right to require CIT to marshall assets in favor of Debtor, Guarantor or any other person. When making any demand hereunder against Guarantor, CIT may, but shall be under no obligation to, make a similar demand on any other guarantor, and any failure by CIT to make any such demand or to collect any payments from any such other guarantor or any release of such other guarantor shall not relieve Guarantor of its obligations and liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of CIT against Guarantor. For the purpose hereof "demand" shall include the commencement and continuance of any legal proceedings.

          1.4 Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by CIT upon this Guaranty or
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acceptance of this Guaranty. The amendments and modifications to the Debtor's loan documents and the termination of the LSB Industries' Guaranty shall conclusively be deemed to have been contracted for or incurred in reliance upon this Guaranty, and all dealings among Debtor and Guarantor and CIT shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guaranty.

          1.5 Guarantor hereby waives any duty on the part of CIT (should any such duty exist) to disclose to Guarantor any matter, fact or thing related to the business, operations or condition (financial or otherwise) of Debtor or its affiliates or subsidiaries or their properties, whether now or hereafter known by CIT.

          1.6 This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time, payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by CIT upon the insolvency, bankruptcy or reorganization or Debtor; or otherwise, all as though such payment had not been made.

     2.   No Subrogation.  Guarantor expressly waives any and all rights of
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subrogation, reimbursement, indemnity, exoneration, contribution and any other claim which it may now or hereafter have against Debtor or any other person directly or contingently liable for the Obligations, or against or with respect to Debtor's property (including, without limitation, the collateral), arising from the existence or performance of this Guaranty.

     3.   Representations and Warranties. Guarantor hereby represents and
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warrants that, as of the date of this Guaranty (unless the context otherwise provides), (a) Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of its incorporation set forth in the introductory paragraph hereof; (b) Guarantor has full power, authority and legal rights to execute, deliver and perform this Guaranty and Guarantor has taken all necessary corporate action to authorize such execution, delivery and performance; (c) this Guaranty has been duly authorized, executed and delivered by Guarantor and constitutes a legal, valid and binding obligation of Guarantor enforceable in accordance with its terms; (d) no consent of any person, and no consent, license, approval or authorization of, or registration or filing with, any governmental authority, bureau or agency is required in connection with the execution, delivery, performance and payment under, this Guaranty; (e) the execution, delivery, performance and payment of this Guaranty does not and will not contravene any applicable law, regulation, order or decree, the certificate of incorporation or by-laws of Guarantor or any provisions of any indenture, mortgage, or other material contract agreement to which Guarantor, is a party or by which any

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of the same or any of their respective assets may be bound; (f) there is no action, suit, investigation or proceeding by or before any court, arbitrator, administrative agency or other governmental authority pending or threatened against or affecting Guarantor; (g) all financial information of Guarantor heretofore furnished CIT is true and correct; and (h) Guarantor is not in default under any indenture, mortgage, contract or other agreement to which it is a party or by which Guarantor or any of its assets may be bound, except for any such default which would not materially affect Guarantor's ability to perform its obligations under this Guaranty or any such indenture, mortgage, contract or other agreement.

     4.   No Changes in Guarantor. Guarantor covenants and agrees that from and
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after the date hereof and so long as any of the Obligations remain outstanding, it will not (a) enter into any transaction of merger unless it is the surviving corporation and after giving effect to such merger or consolidation its tangible net worth equals or exceeds that which existed prior to such merger or consolidation; (b) liquidate or dissolve, or (c) sell or otherwise dispose of all or any substantial part of its assets.

     5.   Additional Covenants of Guarantor. Guarantor covenants and agrees that
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from and after the date hereof and so long as any of the Obligations remain outstanding, it will: (a) promptly give written notice to CIT of the occurrence of any default or event of default hereunder; (b) promptly provide CIT with copies of all SEC filings affecting Guarantor; (c) (i) duly observe and conform to all requirements of any governmental authorities relating to the conduct of its business or to its properties or assets, (ii) maintain its existence as a legal entity and obtain and keep in full force and effect all material rights, licenses and permits which are necessary to the proper conduct of its business, and (iii) obtain or cause to be obtained as promptly as possible any governmental, administrative or agency approval and make any filing or registration therewith which at the time shall be required with respect to the performance of its obligations under this Guaranty; (d) permit CIT or its authorized representative at any reasonable time or times following the occurrence and during the continuation of an event of default hereunder to inspect its books and records; (e) keep proper books of record and account in which in which full, true and correct entries in accordance with generally accepted accounting principles will be made of all dealings or transactions in relation to its business and activities; and (f) furnish to CIT all financial statements required under the loan documents between Debtor and CIT, including the Amendment referenced above.

     6.   Notices. All notices, requests and demands to or upon Guarantor or CIT
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shall be deemed duly given or made when sent, if given by telecopier, when delivered, if given by personal delivery or overnight commercial carrier, or the third calendar day after

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deposit in the United States mail, certified mail, return receipt requested, and addressed.

if to Guarantor:         CLIMACHEM, INC.
                         16 South Pennsylvania
                         Oklahoma City, Oklahoma  73101

                         ATTENTION:  President
                         Telecopier No. (405) 235-5067

with a copy to:          David Shear, Esquire
                         Legal Department
                         LSB Industries, Inc.
                         16 South Pennsylvania
                         Oklahoma City, Oklahoma  73101

if to CIT:               The CIT Group/Equipment Financing, Inc.
                         650 CIT Drive
                         Livingston, New Jersey  07039

                         ATTENTION:  Senior Vice President - Credit
                         Telecopier No. (973) 740-5005

or in either case, to such other address or telecopier number as may be hereafter designated in writing by either of them to the other.

     7.   No Waiver; Cumulative Remedies. A waiver by CIT of any right or remedy
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hereunder on any one occasion shall not be construed as a bar to any right or remedy which CIT would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of CIT any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise thereof or the exercise of any other right, power or privilege hereunder. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law.

     8.   Miscellaneous.
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          8.1  None of the terms or provisions of this Guaranty may be amended, waived, altered, modified or terminated except by an instrument in writing signed by the party against which enforcement of such amendment, waiver, alteration, modification or termination is sought. This writing contains the complete, final and exclusive statement of the terms of the agreement between Guarantor and CIT relating to this guaranty. No course of prior dealings between the parties, no usage of the trade, and no parol or extrinsic evidence of any nature, shall be used or be relevant to supplement or explain or modify any term used in this Guaranty.

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This Guaranty and all obligations of Guarantor hereunder shall be binding upon the successors and assigns of Guarantor, and shall, together with the rights and remedies of CIT hereunder, insure to the benefit of CIT and its successors and assigns. The invalidity, illegality or unenforceability or any provision of this Guaranty shall not affect the validity, legality or enforceability of any other provision of this Guaranty.

          8.2 GUARANTOR AND CIT ACKNOWLEDGE THAT JURY TRIALS OFTEN ENTAIL ADDITIONAL EXPENSES AND DELAYS NOT OCCASIONED BY NONJURY TRIALS. GUARANTOR AND CIT AGREE AND STIPULATE THAT A FAIR TRIAL MAY BE HAD BEFORE A STATE OR FEDERAL JUDGE BY MEANS OF A BENCH TRIAL WITHOUT A JURY. IN VIEW OF THE FOREGOING, AND AS A SPECIFICALLY NEGOTIATED PROVISION OF THIS GUARANTY, GUARANTOR AND CIT HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OR ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS GUARANTY, OR THE TRANSACTIONS RELATED HERETO, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND GUARANTOR AND CIT HEREBY AGREE AND CONSENT THAT GUARANTOR OR CIT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAVIER OF THEIR RIGHT TO TRIAL BY JURY.

          8.3 THIS GUARANTY SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

          8.4 GUARANTOR HEREBY IRREVOCABLY CONSENTS AND AGREES THAT ANY LEGAL ACTION, SUIT OR PROCEEDING ARISING OUT OF OR IN ANY WAY IN CONNECTION WITH THIS GUARANTY MAY BE INSTITUTED OR BROUGHT IN THE COURTS OF THE STATE OF NEW YORK, IN THE COUNTY OF NEW YORK, OR THE UNITED STATES DISTRICT COURTS FOR THE SOUTHERN DISTRICT OF NEW YORK, AS CIT MAY ELECT, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY, GUARANTOR HEREBY IRREVOCABLY ACCEPTS AND SUBMITS TO, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF ANY SUCH COURT, AND TO ALL PROCEEDINGS IN SUCH COURTS. GUARANTOR IRREVOCABLY CONSENTS TO SERVICE OF ANY SUMMONS AND/OR LEGAL PROCESS BY REGISTERED OR CERTIFIED UNITED STATES AIR MAIL, POSTAGE PREPAID, TO GUARANTOR AT THE ADDRESS SET FORTH IN SECTION 6 HEREOF, SUCH METHOD OF SERVICE TO CONSTITUTE, IN EVERY RESPECT, SUFFICIENT AND EFFECTIVE SERVICE OF PROCESS IN ANY SUCH LEGAL ACTION OR PROCEEDING. NOTHING IN THIS GUARANTY SHALL AFFECT THE RIGHT TO SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR LIMIT THE RIGHT OF CIT TO BRING ACTIONS, SUITS OR PROCEEDINGS IN THE COURTS OF ANY OTHER JURISDICTION. GUARANTOR FURTHER AGREES THAT FINAL JUDGMENT AGAINST IT IN ANY SUCH LEGAL ACTION, SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION, WITHIN OR OUTSIDE THE UNITED STATES OF AMERICA, BY SUIT ON THE JUDGMENT, A CERTIFIED OR EXEMPLIFIED COPY OF WHICH

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SHALL BE CONCLUSIVE EVIDENCE OF THE FACT AND THE AMOUNT OF THE LIABILITY.

     IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

                              Guarantor:

                              CLIMACHEM, INC.


                              By:_______________________________
                              Title:____________________________

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